Transamerica Variable Insurance Fund, Inc.
                       Supplement Dated December 31, 2001
                         to Prospectus Dated May 1, 2001

Effective January 1, 2002, AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), replaced Transamerica Investment Management, LLC ("TIM") as the Portfolios' Investment Adviser, and TIM replaced Transamerica Investment Services, Inc., ("TIS"), as the Portfolios' Sub-Adviser. AEGON/Transamerica Advisers is an indirect wholly-owned subsidiary of AEGON N.V., as are TIM and TIS. AEGON/Transamerica Advisers also serves as investment adviser to the AEGON/Transamerica Series Fund, Inc., a registered open-end management company (as is the Fund) currently comprised of thirty-four (34) different portfolios which shares are offered to separate accounts of insurance companies to fund variable insurance products (as are the shares of the Fund's Portfolios). AEGON/Transamerica Advisers is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

There has been no change in the advisory services provided to the Fund or in the Portfolios' managers as a result of this restructuring, and the restructuring does not otherwise involve a change in actual control or management of the Funds' Investment Adviser. There has been no change in fees paid the Investment Adviser by the Portfolios.